UNITED STATES
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THERMAL TENNIS, INC.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person Filing Information Statement, if Other Than the Registrant)

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SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the
Securities Exchange Act of 1934, as amended

THERMAL TENNIS, INC.
7951 East Maplewood Avenue, Suite 328
Greenwood Village, Colorado 80111

Dear Stockholder:

The enclosed Information Statement is being furnished to all holders of record of shares of our common stock, par value $0.001, on October 22, 2014. The purpose of the Information Statement is to notify our stockholders of record that on August 25, 2014, our board of directors and the holders of a majority of our issued and outstanding common stock adopted resolutions to amend and restate our articles of incorporation to: (i) change our name to “CannaSys, Inc.”; (ii) increase our authorized capital to 80,000,000 shares: 75,000,000 shares of common stock and 5,000,000 shares of preferred stock; (iii) authorize 5,000,000 shares of preferred stock; and (iv) effect other modernizing stylistic changes that are not substantially material.

The Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders of record for informational purposes only pursuant to Section 14(c) of Part 240, General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are not soliciting your proxy in connection with this action. Pursuant to Rule 14c-2 under the Exchange Act, the corporate action will not be effective until 20 days after the date the Information Statement is mailed to stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: October 22, 2014	By Order of Board of Directors of THERMAL TENNIS, INC.

	By:	/s/ Brandon C. Jennewine
Brandon C. Jennewine
Chief Executive Officer and Director

Thermal Tennis, Inc.
7951 East Maplewood Avenue, Suite 328
Greenwood Village, Colorado 80111

INFORMATION STATEMENT

No vote or other action of our stockholders is required in connection with this Information Statement.

We are not asking you for a proxy, and you are requested not to send us a proxy.

This Information Statement is being furnished, on or about October 22, 2014, to holders of record as of the close of business on August 25, 2014 (the “Record Date”), of shares of our common stock, $0.001 par value, in connection with certain corporate actions.

On August 25, 2014, our board of directors and the holders of a majority of our issued and outstanding common stock adopted resolutions that, among other things, to amend and restate our articles of incorporation to: (i) change our name to “CannaSys, Inc.”; (ii) increase our authorized capital to 80,000,000 shares: 75,000,000 shares of common stock and 5,000,000 shares of preferred stock; (iii) authorize 5,000,000 shares of preferred stock; and (iv) effect other modernizing stylistic changes that are not substantially material. A copy of the Amended and Restated Articles pursuant to NRS 78.403, in substantially the form that will be filed with the Nevada Secretary of State, is attached hereto as Appendix A (the “Restated Articles”). Stockholders holding shares entitling them to a majority of the voting power have approved the proposed amendment and restatement of the articles in writing. No stockholder meeting was required, and no other stockholder approval is required.

Amendment and Restatement of Articles to Change Our Name,
Increase Our Authorized Capital, and Authorize Preferred Stock

On August 15, 2014, we and CannaSys, Inc., a privately held Colorado corporation focused on providing services to the cannabis industry (“CannaSys”), combined our businesses and activities (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Our wholly owned subsidiary, formed to effectuate the Merger, was merged with and into CannaSys, which then became our wholly owned subsidiary, and all of the CannaSys outstanding common stock was converted into a total of 6,000,000 shares of our common stock, which constitutes 57.70% of our total 10,398,088 issued and outstanding shares of common stock. Our shareholders prior to the Merger retained an aggregate of 4,398,088 shares of our common stock after the Merger, or 42.3% of the stock after giving effect to the Merger. We had no outstanding options or warrants to purchase shares of common stock.

The Merger Agreement contemplates the amendment and restatement of our articles of incorporation as set forth in this Information Statement.

Name Change

As a condition subsequent to the Merger, we agreed to change our name to CannaSys, Inc., because the name better reflects the nature of our principal operations following the Merger.

Increase in Authorized Capital Stock

We are currently authorized to issue 75,000,000 shares of common stock. The Restated Articles will increase our authorized capital to 80,000,000 shares, comprised of 75,000,000 shares of common stock and 5,000,000 shares of preferred stock.

Preferred Stock

Under our Restated Articles, our board of directors is authorized, without stockholder action, to issue up to 5,000,000 shares of preferred stock in one or more series and to fix the number of shares and rights, preferences, and limitations of each series. Among the specific matters that may be determined by the board of directors are the dividend rate, the redemption price, if any, conversion rights, if any, the amount payable in the event of any voluntary liquidation or dissolution of our company, and voting rights, if any. The provisions of the Restated Articles relating to the preferred stock allow directors to issue preferred stock with multiple votes per share and dividend rights, which would have priority over any dividends paid to the holders of common stock. The issuance of preferred stock with these rights may make the removal of management difficult, even if the removal would be considered beneficial to shareholders generally, and will have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers if these transactions are not favored by management.

Our board of directors and the holders of a majority of the voting power of our common stock approved the authorization of preferred stock to provide us with securities other than common stock that we may issue to obtain financing for our future operations. Preferred stock may have different and preferential voting, dividend, liquidation, or other rights to attract investment. Preferred stock may be issued in transactions that do not involve a general public offering for cash and may contain the properties of an equity and a debt instrument. Any or all rights of the preferred stock may be greater than the rights of the common stock, and the issuance of preferred stock with voting or conversion rights may also dilute and adversely affect the voting power of the holders of common stock. In addition, preferred stock may be issued as a means of preventing a hostile takeover. Our board of directors has no plans to issue, and does not contemplate issuing, any preferred stock in the foreseeable future.

Other Modernizing Changes

In addition to the changes set forth above and since the Merger Agreement required us to amend our articles of incorporation, our board of directors and the holders of a majority of the voting power of our common stock believe it is in our best interests to adopt other provisions to modernize and update our articles of incorporation. For example, our original articles included 17 enumerated powers and the Restated Articles grant us similar powers, but does so in one sentence rather than 17 subsections. Other than the substantive changes discussed above, the Restated Articles will not materially affect the administration of our operations. The modernizing, not materially substantive, changes are summarized as follows:

Current Provision	Corresponding Provision in Restated Articles

Second:
Specifies that the registered office in the state of Nevada is 9645 Gateway Drive, Suite B, Reno, NV 89511.	Deletes any reference to a registered office in view of the absence of any such requirement in the current Nevada law.

Current Provision	Corresponding Provision in Restated Articles

Second:
States we “may conduct all [Corporation] business of every kind and nature, including the holdings of all meetings of Directors and Shareholders, outside the State of Nevada, as well as within the State of Nevada.”
Provisions authorizing board and stockholder meetings inside or outside Nevada are contained in the bylaws.

Third:	Article III:
Sets forth 17 enumerated activities and powers.
States: “The Corporation is organized to engage in any and all lawful purposes, activities, and pursuits for which corporations may be organized under laws of the state of Nevada and to exercise all powers allowed or permitted thereunder.”

Fifth:	Article V:
Sets the number of directors as not less than 1 or more than 5 and names Robert R. Deller as the initial director. Provides that the directors can increase or decrease the number of directors from time in the manner provided by the bylaws.

States the Corporation’s business and affairs shall be managed and controlled by the board of directors, which may exercise all powers of the Corporation and do all lawful acts and things as are not by law or by its articles of incorporation directed or required to be exercised or done by the Corporation’s stockholders. In addition, the following provisions shall apply:

(i) sets the number of directors at not less than one or more than nine with the exact number to be fixed by a majority vote of the directors; (ii) gives the board of directors authority to prescribe qualifications of candidates for the office of director; (iii) prescribes procedure for election of directors; (iv) gives the stockholders the power to call a meeting of the stockholders and remove one or more members of the board (including the entire board), with or without cause, by the holders of two-thirds of the shares then entitled to vote at an election of directors; and (v) authorizes the majority of the board to fill vacancies and newly created directorships resulting from any increase in the number of directors.

Sixth:
States: “The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.”
Deletes any reference to the capital stock not being subject to assessment to pay debt of the Corporation. Section 78.225 of the Nevada Revised Statutes provides that stockholders are not liable to the corporation or its creditors respecting shares after the subscription price has been paid.

Current Provision	Corresponding Provision in Restated Articles

Seventh:
Specifies that the incorporator of the Corporation is Robert R. Deller and his address is 9645 Gateway Drive, Suite B, Reno, NV 89511.	Deletes any reference to the incorporator of the Corporation.

Eighth:
Specifies that the registered agent for the Corporation is Robert R. Deller and the registered office in the state of Nevada is 9645 Gateway Drive, Suite B, Reno, NV 89511.	Deletes any reference to the registered agent, which may be designated from time to time by the board.

Ninth:	Article II:
States: “The Corporation is to have perpetual existence.”	States: “The Corporation shall continue in existence perpetually unless sooner dissolved according to law.”

Tenth:	Article V:
Gives express authority to the board of directors to: (i) subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws;(ii) to fix the amount to be reserved as working capital over and above its paid in capital stock; (iii) to authorize and execute mortgages and lien on real and personal property, and designate on or more committees of the board of directors; and (iv) when authorized by stockholders holding a majority of the voting power, the board of directors shall have the power and authority to sell, lease or exchange all of the property and assets of the Corporation as the board of directors deems expedient and in the best interest of the Corporation.

Gives the board of directors broad powers and states the Corporation’s business and affairs of shall be managed and controlled by the board of directors, which may exercise all powers of the Corporation and do all lawful acts and things as are not by law or by its articles of incorporation directed or required to be exercised or done by the Corporation’s stockholders.

Eleventh:
Prescribes that no stockholder shall have preemptive rights to receive additional shares of any class of stock of the Corporation.
Deletes any reference to stockholder preemptive rights. Section 78.267(2) of the Nevada Revised Statutes provides that stockholders do not have preemptive rights unless provided for in the articles of incorporation.

Current Provision	Corresponding Provision in Restated Articles

Twelfth:	Article VI:
Limits director and officer liability to the Corporation and its stockholders for damages for breach of fiduciary duty as a director or officer except:(i) for acts and omissions that involve intentional misconduct, fraud or a knowing violation of law; or (ii) payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Further states that any repeal or modification of the articles by the stockholders shall be prospective only and shall not adversely affect any limitation on personal liability of a director or officer of the Corporation for acts or omission [prior] to such repeal or modification.

States: “To the fullest extent permitted by the Nevada Revised Statutes, or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.

Article VII:

Provides for the indemnification of officers, directors, and others to the full extent permitted by the laws of the state of Nevada now existing or as such laws may hereafter be amended and the payment by the Corporation for the expenses of the officers and directors incurred in defending a civil or criminal action. Further provides that the Corporation may, at the discretion of the board of directors, indemnify any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust of other enterprise, against expenses actually incurred by him in connection with his defense, if he acted in good faith and not opposed to the best interests of the Corporation.

Article VIII:

Prescribes that no contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any entity in which one or more of its directors or officers are officers or directors or are financially interested, is either void or voidable solely for this reason if:

Current Provision	Corresponding Provision in Restated Articles

(i) the fact of the common directorship or financial interest is disclosed or known to the board of directors or committee, is noted in the minutes and the board or committee authorizes, approves, or ratifies in good faith by a vote sufficient for the purpose without counting the vote or votes of such common or interested director or directors; (ii) the fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority of the stockholders entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or (iii) the contract or transaction is fair as to the Corporation at the time it is authorized or approved.

Article IX:

Subject to the rights of holders of common stock, special meetings of the stockholders of the Corporation may be called only by a resolution adopted by a majority of the board of directors. At any annual or special meeting of the stockholders of the Corporation, only such business shall be conducted as brought before such meeting in the manner provided by the bylaws of the Corporation.

Article X:

Prescribes that to the extent permissible under the applicable law of any jurisdiction to which the Corporation may be subject, the Corporation elects not to be governed by the provisions of any statute that: (i) limits the rights of any stockholder to cast one vote for each share of stock registered in the name of the stockholder; or (ii) grants any stockholder the right to have his stock redeemed or purchased by the Corporation. Without limiting the foregoing, the Corporation expressly elects not to be governed by or be subject to the provisions of Sections 78.378 through 78.3793 of the Nevada Revised Statutes or any similar or successor statutes adopted by any state that may be deemed to apply to the Corporation from time to time. Sections 78.378 through 78.3793 of the Nevada Revised Statutes restrict in certain circumstances the voting rights of persons seeking to acquire a controlling interest in a corporation.

Current Provision	Corresponding Provision in Restated Articles

Article XI:

Prescribes that, in accordance with the provisions of Section 78.378 of the Nevada Revised Statutes, the Corporation elects that the provisions of the Nevada Revised Statutes Sections 78.378 et seq. pertaining to the acquisition of a controlling interest in the issued and outstanding shares of the Corporation shall not be applicable to the acquisition of a controlling interest in the securities of the Corporation.

Article XIII:

Provides that the power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders may also alter, amend, or repeal the bylaws or adopted new bylaws. The bylaws may contain any provision for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada.

The foregoing descriptions of the terms of the Restated Articles are qualified in their entirety by reference to the provisions of the Restated Articles attached hereto as Appendix A.

Restated Articles

On a date determined by the board of directors that is 20 days following the mailing of this Information Statement, we will file the Restated Articles with the Nevada Secretary of State in order to effect the foregoing amendments.

Other Proposed Action

No action is to be taken on any matter not specifically referred to in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the date of this Information Statement, by: (i) each person (including any group) who is known by us to beneficially own more than 5% of any class of our voting securities; (ii) each of our directors; and (iii) officers and directors as a group.

Each share of common stock entitles the holder thereof to one vote in respect of any matters that may properly come before our stockholders. To the best of our knowledge, no arrangement exists that could cause a change in voting control of the Company. Unless otherwise indicated, the persons named below have sole voting and investment power respecting all shares beneficially owned by them, subject to community property laws where applicable:

Title of Class	Names and Addresses of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)		Percentage of Class

Common	Brandon C. Jennewine(2)(3)	1,515,000	(5)	14.57%
Common	Daniel J. Rogers(2)(3)	400,000		3.85
Common	F-squared Enterprises, LLC(3)(4)	1,515,000		14.57
Common	Jeff W. Holmes(5)	700,440		6.74
Common	Robert R. Deller(6)	740,673		7.12
Common	Ascendiant Capital Group, LLC(7)	635,063		6.11
Common	Chris Holmes(8)	700,000		6.73
Common	All Executive Officers and Directors as a Group (3 persons)	2,655,673		25.54%
___________________
(1)	All ownership is direct ownership unless indicated otherwise.
(2)	Officer and director.
(3)	The addresses of these persons is 7951 East Maplewood Avenue, Suite 328, Greenwood Village, Colorado 80111.
(4)	These shares are beneficially owned by Mr. Jennewine since he is the owner of F-squared Enterprises, LLC, which directly owns the shares.
(5)	The address for this person is P.O. Box 11207, Zephyr Cove, Nevada.
(6)	The address for this person is 4950 Golden Springs Drive, Reno, Nevada 89509.
(7)	The address for Ascendiant Capital Group, LLC is 18881 Von Karman Ave, Irvine, CA 92612.
(8)	These shares are beneficially owned by Mr. Holmes since he is the owner of Smokejump Capital LLC, which directly owns the shares.

Under the rules of the U.S. Securities and Exchange Commission (“SEC”), a person (or group of persons) is deemed to be a “beneficial owner” of a security if he, directly or indirectly, has or shares the power to vote or to direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Merger

At the effective time, the Merger was closed pursuant to the terms of the Merger Agreement, and CannaSys became our wholly owned subsidiary. As a result of the Merger, the former CannaSys shareholders acquired a total of 6,000,000 shares of our common stock. Since the business operations of CannaSys will constitute the majority of our business operations after the effective time, the following discussion and analysis is focused on the operations of CannaSys and excludes our operations prior to the Merger.

Overview

CannaSys was formed as a limited liability company on October 4, 2013, in the state of Colorado. On June 26, 2014, it converted from a limited liability company to a Colorado corporation. It is a development-stage entity and had achieved no revenues through June 30, 2014. Accordingly, there are no current operations to compare to prior operations. We, therefore, present the following plan of operations.

Plan of Operations

CannaSys achieved its first revenues on July 31, 2014, from its CannaCash product and expects that revenues will increase in the future, although we do not expect to be profitable within the next 12 months. The business plan of CannaSys for the next 12 months is to vigorously promote its two products, further develop its existing products and services through software upgrades, and expand product and service offerings.

As of June 30, 2014, CannaSys had cash on hand of approximately $65,000. On August 15, 2014, in connection with closing the Merger, we completed the sale of 1,000,000 shares of common stock for $500,000 in cash. We expect to obtain approximately $350,000 from the sale of equity in the near future.

Current business expenses total approximately $25,000 per month, excluding capital expenditures specific to our current technology development of CannaCash and CannaTrade. Accordingly, CannaSys has cash on hand at the present time to sustain its business operations for at least 12 months. Thereafter, CannaSys hopes that its monthly operating revenues will have increased sufficiently to allow it to pay its monthly operating costs from monthly business revenue. If that is not the case or if it needs additional funds for capital expenditures, CannaSys will seek to raise additional operating capital through the sale of its equity securities. At present, increasing user adoption is leading to revenue growth.

CannaSys anticipates using our cash to help fund future research and development, as well as expand product offerings to include future versions of both products and possible acquisitions of ancillary products, services, and solutions to point-of-sale systems within the cannabis market. CannaSys has budgeted $1,075,000 for capital expenditures during the next year, consisting of $300,000 for second version software development for both products over the next four months, $350,000 for marketing efforts, $75,000 for legal and lobbying expenses over the next nine months, and $350,000 for expansion over the next year. CannaSys anticipates that it will fund such capital expenditures from proceeds from recent and proposed sales of common stock aggregating approximately $750,000 and from projected revenues. We do not expect additional external cash will be required during the next 12 months unless we seek to develop new products or enter new markets not now anticipated.

Currently, we see the adoption and use of CannaCash and CannaTrade as our primary focus in addition to identifying acquisition targets and partnerships that may help to solidify CannaSys as a strong technology player in the industry. CannaCash’s primary metrics for adoption would be to have a user base of over 5,000, which we hope to achieve by the end of first quarter 2015, with over 25,000 total users by the end of 2015. CannaTrade would like to see over 100 participants, both cannabis and non-cannabis users, by the end of 2014 and begin to facilitate transactions in Washington state by first quarter 2015. By the end of 2015, CannaTrade would like to have over 800 active participant groups with over 10,000 transactions conducted through its system. In addition to its first two products, we are seeking selected strategic relationships or acquisitions to broaden our product and service offerings by the end of 2015. As mentioned above, we anticipate to fund our operations with existing funds, projected revenues from operations, and if necessary, sales of our common stock.

We cannot assure that we will be able to attain any of the above operational goals or that we will be able to obtain funding that may be required to support such level of operations.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less, when acquired, to be cash equivalents. We had no financial instruments that qualified as cash equivalents at December 31, 2013.

Fair Value of Financial Instruments

The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items. These fair-value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we use derivative instruments.

The Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants. It also requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy to group these assets and liabilities, based on significant levels of inputs as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities.

Level 2:	Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.

Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair-value measurement.

Earnings (Loss) per Common Share

We report earnings (loss) per share using a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share excludes the impact of common stock equivalents. Diluted earnings (loss) per share uses the average market price per share when applying the treasury stock method in determining common stock equivalents. At December 31, 2013, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes

We account for income taxes as required by the Income Taxes, Topic 740 of the FASB ASC, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

We have analyzed filing positions in all of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. We have identified our federal tax return and our state tax return in Colorado as “major” tax jurisdictions, as defined. We are not currently under examination by the Internal Revenue Service or any other jurisdiction. We believe that our income tax filing positions and deductions will be sustained on audit and do not anticipate any adjustments that will result in a material adverse effect on our financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded.

Stock-Based Compensation

Stock-based compensation is accounted for under ASC 718, “Share-Based Payment,” using the modified prospective method. ASC 718 requires the recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. ASC 718 also requires the stock option compensation expense to be recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period).

Market Price of and Dividends on the Our Common Equity and Related Stockholder Matters

Our common stock is quoted on the OTCQB Tier of the OTC Markets under the trading symbol “TTNS.” Since inception, there has been sporadic trading activity in our common stock and the price fluctuations have been volatile. Currently, there is no established trading market for our common stock. After we file our amended and restated articles and changes our name to “CannaSys, Inc.,” we will apply for and receive a new CUSIP number and a new trading symbol. Management does not expect any established trading market to develop unless and until we have material operations. In any event, we cannot assure that any market for our common stock will develop or be maintained. If a public market develops in the future, the sale of “unregistered” and “restricted” shares of common stock pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), by members of management or others may have a substantial adverse impact on any such market. At the present time, there are 541,500 free-trading shares of our common stock.

Following the effective time, we had approximately 67 stockholders of record of our common stock.

Holders of shares of our common stock are entitled to share pro rata in dividends and distributions respecting the common stock when, as, and if declared by the board of directors out of funds legally available therefore. We have not paid any dividends on our common stock and intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy is subject to the discretion of the board of directors and will depend upon a number of factors, including our future earnings, capital requirements, and financial condition.

Delivery of Documents to Security Holders Sharing an Address

Only one Information Statement to security holders is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an Information Statement can be provided to security holders at a shared address. To request a separate copy, please contact us at (800) 420-4866 or Thermal Tennis, Inc., 7951 East Maplewood Avenue, Suite 328, Greenwood Village, Colorado 80111.

Interest of Certain Persons in or
in Opposition to Matters To Be Acted Upon

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Restated Articles, other than the interest held by such persons through their respective stock ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Additional Information

We file annual, quarterly, and current reports, proxy statements, and registration statements with the SEC. You can obtain any of the filings incorporated by reference in this Information Statement through us or from the SEC through its website at http://www.sec.gov. You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

Date: October 22, 2014	By Order of Board of Directors of THERMAL TENNIS, INC.

	By:	/s/ Brandon C. Jennewine
Brandon C. Jennewine
Chief Executive Officer and Director

Index to Financial Statements

Financial Statements of Registrant: Filed herewith are the following financial statements of Thermal Tennis Inc.:

Financial Statements of Businesses Acquired: Filed herewith are the following financial statements of CannaSys, Inc.:

Pro Forma Financial Information: Pro forma financial information for Thermal Tennis, Inc., and subsidiaries, giving effect to the acquisition of CannaSys, Inc., is filed herewith as follows:

Page

Unaudited Pro-Forma Condensed Balance Sheets for the Six Months
Ended June 30, 2014	F-41
Unaudited Pro-Forma Condensed Statements of Operations for the
Six Months Ended June 30, 2014	F-42
Statements of Stockholders’ Deficit for the Years Ended December 31, 2013 and 2012	F-43
Statements of Cash Flows (for the Years Ended December 31, 2013 and 2012)	F-44
Notes to Unaudited Condensed Pro-Forma June 30, 2014	F-45

THERMAL TENNIS INC.

Financial Statements as of December 31, 2013 and 2012
and for the Years Ended December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Thermal Tennis, Inc.
Reno, Nevada

We have audited the accompanying balance sheets of Thermal Tennis, Inc. as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thermal Tennis, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, and its total liabilities exceed its total assets. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HJ & Associates, LLC
HJ & Associates, LLC
Salt Lake City, Utah
February 20, 2014

THERMAL TENNIS INC.

BALANCE SHEETS
December 31, 2013 and 2012

ASSETS

	2013	2012
CURRENT ASSETS:
Cash	$3,139	$1,759
Accounts receivable, net	-	819
Prepaids	-	458

Total Current Assets	3,139	3,036

TOTAL ASSETS	$3,139	$3,036

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$23,794	$14,921
Accounts payable and accrued expenses-Related parties	38,917	28,614
Notes payable-Current maturities	47,000	32,000
Notes payable-Related Parties-Current maturities	102,000	92,000

Total Current Liabilities	211,711	167,535

LONG-TERM LIABILITIES:
Note payable	-	-

Total Liabilities	211,711	167,535

STOCKHOLDERS' DEFICIT:
Capital stock, $.001 par value; 75,000,000 shares authorized;
1,676,000 shares issued and outstanding
at December 31, 2013 and 2012, respectively	1,676	1,676
Additional paid-in capital	43,328	40,328
Accumulated deficit	(253,576)	(206,503)

Total Stockholders' Deficit	(208,572)	(164,499)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,139	$3,036

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2013 and 2012

	2013	2012

SALES, Net of Returns, Allowances and Discounts	$10,927	$97,499

COST OF SALES	9,360	92,156

GROSS PROFIT	1,567	5,343

EXPENSES:
General and administrative expenses	35,168	55,092

TOTAL OPERATING EXPENSES	35,168	55,092

LOSS BEFORE OTHER (EXPENSE) AND INCOME TAXES	(33,601)	(49,749)

OTHER (EXPENSE)
Interest expense	(4,108)	(1,886)
Interest expense-Related parties	(9,364)	(8,084)

Total other (expense)	(13,472)	(9,970)

LOSS BEFORE INCOME TAXES	(47,073)	(59,719)

PROVISIONS FOR INCOME TAXES	-	-

NET LOSS	$(47,073)	$(59,719)

BASIC LOSS PER SHARE	$(0.03)	$(0.04)

WEIGHTED AVERAGE SHARES OUTSTANDING	$1,676,000	$1,676,000

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT
For the Years Ended December 31, 2013 and 2012

				Additional
	Capital Stock			Paid-in	Accumulated
	Shares	Amount		Capital	Deficit		Total

BALANCE, December 31, 2011	1,676,000		$1,676	$ $ 37,328	$	$ (146,784)	$	$ (107,780)

Contribution of rent expense	-		-	3,000		-		3,000

Net loss for the year ended December 31, 2012	-		-	-		(59,719)		(59,719)

BALANCE, December 31, 2012	1,676,000		1,676	40,328		(206,503)		(164,499)

Contribution of rent expense	-		-	3,000		-		3,000

Net loss for the year ended December 31, 2013	-		-	-		(47,073)		(47,073)

BALANCE, December 31, 2013	1,676,000	$	$ 1,676	$ $ 43,328	$	$ (253,576)	$	$ (208,572)

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2013 and 2012

	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(47,073)	$(59,719)
Adjustments to reconcile net loss to net cash (used)/provided in operating activities:
Contribution of rent expense by a related party	3,000	3,000
Changes in assets and liabilities:
Decrease in accounts receivable	819	315
(Increase) decrease in prepaids	458	(13)
Increase in accrued expenses-Related parties	10,303	8,084
Increase in accounts payable and accrued expenses	8,873	4,242

Net cash (used) by operating activities	(23,620)	(44,091)

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in notes payable	15,000	20,000
Increase in notes payable-Related parties	10,000	20,000

Net cash provided by financing activities	25,000	40,000

Net increase (decrease) in cash	1,380	(4,091)

CASH AT BEGINNING PERIOD	1,759	5,850

CASH AT END OF PERIOD	$3,139	$1,759

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes	$-	$-

Cash paid for interest expense	$-	$-

  The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 1 – Organization, History and Business Activity

Thermal Tennis Inc. (Company) was founded July 1, 1999 and was organized to engage in the business of namely the development of tennis management programs, tennis training programs, sales of tennis equipment and general services related to tennis. The Company was incorporated under the laws of the State of Nevada.

NOTE 2 – Significant Accounting Policies

This summary of significant accounting policies of Thermal Tennis Inc. (the “Company”) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

The Company places its cash and temporary cash investments with established financial institutions.

Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Company reserved $0 as a bad debt reserve for the years ended December 31, 2013 and 2012, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Fair Value of Financial Instruments

Effective January 1, 2008, the Company adopted FASB ASC 820, Fair Value Measurements and Disclosures, Pre Codification SFAS No. 157, “Fair Value Measurements”, which provides a framework for measuring fair value under GAAP. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standard also expands disclosures about instruments measured at fair value and establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 —	Quoted prices for identical assets and liabilities in active markets;
Level 2 —	Quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets; and
Level 3 —	Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The Company designates cash equivalents (consisting of money market funds) and investments in securities of publicly traded companies as Level 1. The total amount of the Company’s investment classified as Level 3 is de minimis.

The fair value of the Company’s debt as of December 31, 2013 and 2012, approximated fair value at those times.

Fair value of financial instruments: The carrying amounts of financial instruments, including cash and cash equivalents, short-term investments, accounts payable, accrued expenses and notes payables approximated fair value as of December 31, 2013 and 2012 because of the relative short term nature of these instruments. At December 31, 2013 and 2012, the fair value of the Company’s debt approximates carrying value.

Shares for Services and Other Assets

The Company accounts for stock-based compensation based on the fair value of all option grants or stock issuances made to employees or directors on or after its implementation date, as well as a portion of the fair value of each option and stock grant made to employees or directors prior to the implementation date that represents the unvested portion of these share-based awards as of such implementation date, to be recognized as an expense, as codified in ASC 718. The Company calculates stock option-based compensation by estimating the fair value of each option as of its date of grant using the Black-Scholes option pricing model. These amounts are expensed over the respective vesting periods of each award using the straight-line attribution method. Compensation expense is recognized only for those awards that are expected to vest, and as such, amounts have been reduced by estimated forfeitures.

Revenue Recognition

The Company recognizes revenue in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, which states that revenues are generally recognized when it is realized and earned. Specifically, the Company recognizes revenue when services are performed and projects are completed and accepted by the customer. Revenues are earned from tennis lessons, sales of ball machines and other related services.

Income Taxes

The Company accounts for income taxes under an asset and liability approach. This process involves calculating the temporary and permanent differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The temporary differences result in deferred tax assets and liabilities, which would be recorded on the Company’s balance sheets in accordance with ASC 740, which established financial accounting and reporting standards for the effect of income taxes. The Company must assess the likelihood that its deferred tax assets will be recovered from future taxable income and, to the extent the Company believes that recovery is not likely, the Company must establish a valuation allowance. Changes in the Company’s valuation allowance in a period are recorded through the income tax provision on the consolidated statements of operations.

On January 1, 2007, the Company adopted ASC 740-10. ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements and prescribes a recognition threshold and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under ASC 740-10, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740-10 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As a result of the implementation of ASC 740-10, the Company recognized no material adjustment in the liability for unrecognized income tax benefits.

Segments

The Company operates in only one business segment, namely the development of tennis management programs, tennis training programs, sales of tennis equipment and general services related to tennis.

Earnings Per Share

The Company is required to provide basic and dilutive earnings per common share information.

The basic net loss per common share is computed by dividing the net earnings applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net income per common share is computed by dividing the net income applicable to common stockholders, adjusted on an “as if converted” basis, by the weighted average number of common shares outstanding plus potential dilutive securities.

For the period ended December 31, 2013 and 2012, there were no dilutive securities that would have had an anti-dilutive effect and all the shares outstanding were included in the calculation of diluted net income per common share.

Recent Accounting Pronouncements

Recent accounting pronouncements issued by the FASB, the American Institute of Certified Public Accountants (“AICPA”), and the SEC did not or are not believed by management to have a material impact on the Company’s present financial statements.

NOTE 3 – Financial Condition and Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company generated a net loss from its operations in 2013, the Company has an Accumulated Deficit, and a Stockholders’ Deficit. These factors raise substantial doubt as to its ability to obtain debt and/or equity financing and achieving future profitable operations.

Management intends to raise additional operating funds through equity and/or debt offerings. However, there can be no assurance management will be successful in its endeavors. Ultimately, the Company will need to achieve profitable operations in order to continue as a going concern.

There are no assurances that Thermal Tennis Inc. will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support its working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to Thermal Tennis Inc.. If adequate working capital is not available Thermal Tennis Inc. may be required to curtail its operations.

NOTE 4 – Income Taxes

Effective January 1, 2007, we adopted the provisions of ASC 740-10. ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements. ASC 740-10 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. The application of income tax law is inherently complex. Laws and regulation in this area are voluminous and are often ambiguous. As such, we are required to make many subjective assumptions and judgments regarding the income tax exposures. Interpretations of and guidance surrounding income tax laws and regulations change over time. As such, changes in the subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of income.

At the adoption date of January 1, 2007, we had no unrecognized tax benefit, which would affect the effective tax rate if recognized. There has been no significant change in the unrecognized tax benefit during the year ended December 31, 2013.

We classify interest and penalties arising from the underpayment of income taxes in the statement of income under general and administrative expenses. As of December 31, 2013, we had no accrued interest or penalties related to uncertain tax positions. The tax years 2010-2013 federal returns remain open to examination.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The provision (benefit) for income taxes for the year ended December 31, 2013 and 2012 consists of the following:

	2013	2012
Federal:
Current	$-	$-
Deferred	-	-

State:
Current	-	-
Deferred	-	-

	$-	$-

Net deferred tax assets consist of the following components as of December 31, 2013 and 2012:

	2013	2012

Deferred tax assets:
Accrued expenses	$13,232	$9,729
Operating Loss	82,993	66,988

Valuation allowance	(96,225)	(76,717)

Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rate of 34% to pretax income from continuing operations of the years ended December 31, 2013 and 2012 due to the following:

	2013	2012

Book (Loss)	$(16,005)	$(20,305)
Related party accrual	3,503	2,749
Allowance for doubtful accounts	-	(581)

Valuation allowance	(12,502)	(10,379)

Income Tax Expense	$-	$-

NOTE 5 – Notes Payable

The Company’s notes payable consists of the following:

	December 31
	2013	2012

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	$27,000	$22,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000	-

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000	-

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000	5,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000	5,000
	47,000	32,000
Less current portion	(47,000)	-

	$-	$-

Future maturities of notes payable are as follows:

Years Ending December 31:

2014	$47,000

NOTE 6 – Notes Payable-Related Parties

The Company’s notes payable to related parties consists of the following:

	December 31
	2013	2012

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014(1)	$50,000	$40,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014(1)(2)	32,000	32,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	20,000	20,000
	102,000	92,000
Less current portion	(102,000)	(92,000)

	$-	$-

Future maturities of long-term debt to related parties are as follows:

Years Ending December 31:

2014	$102,000

(1)	The notes listed above represent credit lines that allow the Company to borrow up to $25,000 on each note to pay the ongoing expenses of the company.

(2	The lender made the additional loan above the original terms and conditions of the note without amending the credit line.

NOTE 7 - Related Party Transactions

The Company recognized $3,000 of expense in 2013 and 2012, which represented the value of the rent associated with the sole officer’s home office

The President provided certain contract services in 2013 and 2012 and was paid $0 and $4,822 for these services, respectively.

The Company accrued interest expense on the notes listed in Note 6 in the amount of $9,364 and $8,084 for the years ended December 31, 2013 and 2012, respectively. The total interest owed at December 31, 2013 on the related party notes amounts to $38,917.

The President of the Company loaned in the year ended December 31, 2012, as described in Note 6 under notes payable-related parties, $20,000 that is due July 1, 2014 with interest at 10%.

The President of the Company loaned in the year ended December 31, 2013, as described in Note 6 under notes payable-related parties, $10,000 that is due July 1, 2014 with interest at 10%.

NOTE 8 – Subsequent Events

The Company has evaluated subsequent events pursuant to ASC Topic 855 and has determined that there are no events to disclose.

THERMAL TENNIS INC.

Financial Statements as of June 30, 2014

Page

Condensed Balance Sheets-June 30, 2014 and December 31, 2013	F-15

Condensed Statements of Operations for the Six Months Ended June 30, 2014 and 2013
and the Three Months Ended June 30, 2014 and 2013	F-16

Condensed Statements of Cash Flows for the for the Six Months Ended June 30, 2014 and 2013	F-17

Notes to Financial Statements	F-18

THERMAL TENNIS INC.

CONDENSED BALANCE SHEETS
JUNE 30, 2014 AND DECEMBER 31, 2013

ASSETS

	June 30,	December 31,
	2014	2013
	(Unaudited)

CURRENT ASSETS:
Cash	$2,930	$3,139

Total Current Assets	2,930	3,139

TOTAL ASSETS	$2,930	$3,139

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$10,377	$23,794
Accounts payable and accrued expenses-Related parties	44,357	38,917
Notes payable	72,000	47,000
Notes payable-Related parties	102,000	102,000

Total Current Liabilities	228,734	211,711

LONG-TERM LIABILITIES:
Note payable	-	-

Total Liabilities	228,734	211,711

STOCKHOLDERS' DEFICIT:
Capital stock, $.001 par value; 50,000,000 shares authorized;
1,676,000 shares issued and outstanding
at June 30, 2014 and December 31, 2013, respectively	1,676	1,676
Additional paid-in capital	44,828	43,328
Accumulated deficit	(272,308)	(253,576)

Total Stockholders' Deficit	(225,804)	(208,572)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,930	$3,139

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

CONDENSED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013
AND THE THREE MONTHS ENDED JUNE 30, 2014 AND 2013

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

SALES, Net of Returns, Allowances and Discounts	$-	$10,927	$-	$24

COST OF SALES	-	8,779	-	-

GROSS PROFIT	-	2,148	-	24

EXPENSES:
General and administrative expenses	22,299	20,269	8,321	7,324

TOTAL OPERATING EXPENSES	22,299	20,269	8,321	7,324

(LOSS) BEFORE OTHER (EXPENSE) AND INCOME TAXES	(22,299)	(18,121)	(8,321)	(7,300)

OTHER INCOME/(EXPENSE)
Gain on forgiveness of debt	11,956	-	-	-
Interest expense	(3,331)	(1,764)	(1,795)	(975)
Interest expense-Related parties	(5,058)	(4,562)	(2,543)	(2,293)

Total other income/(expense)	3,567	(6,326)	(4,338)	(3,268)

LOSS BEFORE INCOME TAXES	(18,732)	(24,447)	(12,659)	(10,568)

PROVISIONS FOR INCOME TAXES	-	-	-	-

NET LOSS	$(18,732)	$(24,447)	$(12,659)	$(10,568)

BASIC LOSS PER SHARE	$(0.01)	$(0.01)	$(0.01)	$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	$1,676,000	$1,676,000	$1,676,000	$1,676,000

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

CONDENSED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	June 30,	June 30,
	2014	2013
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,732)	$(24,447)
Adjustments to reconcile net loss to net cash used
in operating activities:
Contribution of rent expense by a related party	1,500	1,500
Changes in assets and liabilities:
Decrease in accounts receivable	-	820
Decrease in prepaids	-	458
Increase in accounts payable and accrued expenses-Related parties	5,439	4,562
Increase/(decrease) in accounts payable and accrued expenses	(13,416)	6,094

Net cash (used) by operating activities	(25,209)	(11,013)

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	25,000	10,000

Net cash provided by financing activities	25,000	10,000

Net (decrease) in cash	(209)	(1,013)

CASH AT BEGINNING PERIOD	3,139	1,759

CASH AT END OF PERIOD	$2,930	$746

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes	$-	$-

Cash paid for interest expense	$-	$-

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

CONDENSED NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE A – PRESENTATION

The balance sheets of the Company as of June 30, 2014 and December 31, 2013, the related statements of operations for the six months and three months ended June 30, 2014 and 2013 and the statements of cash flows for the six months ended June 30, 2014 and 2013, (the financial statements) include all adjustments (consisting of normal recurring adjustments) necessary to summarize fairly the Company’s financial position and results of operations. The results of operations for the three months ended June 30, 2014 and 2013 are not necessarily indicative of the results of operations for the full year or any other interim period. The information included in this set of financial statements should be read in conjunction with Management’s Discussion and Analysis and Financial Statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2013.

NOTE B – REVENUE RECOGNITION

The Company recognizes revenue in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, which states that revenues are generally recognized when it is realized and earned. Specifically, the Company recognizes revenue when services are performed and projects are completed and accepted by the customer. Revenues are earned from tennis lessons, sales of ball machines and other related services.

NOTE C – GOING CONCERN

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company generated a net loss from its operations in 2013 and 2012. Additionally, the revenue base of the Company is seasonal and the Company receives a majority of its revenues in the second and third quarters of the calendar year. It also sustained operating losses in prior years. Additionally, due to the current and prior year net operating loss, the Company currently has a deficit in its stockholders’ equity account. These factors raise substantial doubt as to its ability to obtain debt and/or equity financing and achieving future profitable operations.

Management intends to raise additional operating funds through equity and/or debt offerings. However, there can be no assurance management will be successful in its endeavors. Ultimately, the Company will need to achieve profitable operations in order to continue as a going concern.

There are no assurances that Thermal Tennis Inc. will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support its working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to Thermal Tennis Inc. If adequate working capital is not available Thermal Tennis Inc. may be required to curtail its operations.

NOTE D – NOTES PAYABLE

The Company’s notes payable, all due currently, consists of the following:

June 30, 2014

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014	$27,000

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	5,000

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	25,000
72,000
Less current portion	(72,000)
$-

NOTE E – NOTES PAYABLE-RELATED PARTIES

The Company’s related party notes payable, all due currently, consists of the following:

June 30, 2014

Note payable, due to an individual, 10% interest, principal and interest due July 1, 2014	$50,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014(1)(2)	32,000

Notes payable, due to an individual, 10% interest, principal and interest due July 1, 2014(1)	20,000
102,000
Less current portion	(102,000)
$-

(1)	The notes listed above represent credit lines that allow the Company to borrow up to $25,000 on each note to pay the ongoing expenses of the company.

(2)	The lender made the additional loan above the original terms and conditions of the note without amending the credit line.

NOTE F – RECENTLY ENACTED ACCOUNTING PRONOUNCEMENTS

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

NOTE G – INCOME TAXES

Effective January 1, 2007, we adopted the provisions of ASC 740-10, Accounting for Uncertainty in Income Taxes. ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements. ASC 740-10 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. The application of income tax law is inherently complex. Laws and regulation in this area are voluminous and are often ambiguous. As such, we are required to make many subjective assumptions and judgments regarding the income tax exposures. Interpretations and guidance surrounding income tax laws and regulations change over time. As such, changes in the subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of income.

At the adoption date of January 1, 2007, we had no unrecognized tax benefit, which would affect the effective tax rate if recognized. There has been no significant change in the unrecognized tax benefit during the three months ended June 30, 2014.

NOTE H – RELATED PARTY TRANSACTIONS

The Company recognized $750 of expense in the three months ended June 30, 2014, which represented the value of the rent associated with the sole officer’s home office. This amount recognized in the second quarter in the amount of $750 was contributed to additional paid-in capital for the quarter ended June 30, 2014.

NOTE I – LETTER OF INTENT

The Company signed a letter of intent on June 20, 2014 to purchase 100% of the ownership interests of CannaSys, LLC. The Company hopes that this business opportunity will generate revenues and profitability for the Company.

NOTE J – SUBSEQUENT EVENT

The Company has evaluated subsequent events pursuant to ASC 855 and has determined that there was one reportable subsequent event.

The Company signed a letter of intent on June 20, 2014 to purchase 100% of the ownership interests of CannaSys, LLC. The Company hopes that this business opportunity will generate revenues and profitability for the Company.

CannaSys, Inc.

Financial Statements for the Period (Inception of October 4, 2013) Ended December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of CannaSys, Inc.:

We have audited the accompanying balance sheets of CannaSys, Inc. (“the Company”) as of December 31, 2013 and the related statement of operations, changes in members’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of CannaSys, Inc., as of December 31, 2013 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

B F Borgers CPA PC
Denver, CO
August 20, 2014

CannaSys, Inc.

Balance Sheet
December 31, 2013

Assets

Current Assets
Cash and cash equivalents	$88,389
Prepaid expenses	1,685
Total Current Assets	90,074

Total Assets	$90,074

Liabilities and Members’ Deficit

Current Liabilities:
Accounts payable	$10,000
Accrued Expenses	2,579
Total Current Liabilities	12,579

Members’ Deficit
Members’ Equity	109,988
Retained Earnings	(32,493)
Total Equity	77,495

Total Liabilities and Members’ Deficit	$90,074

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statements of Operations
Year Ended December 31, 2013

For the Year Ended
December 31, 2013

Sales revenue	$-
Cost of goods sold	-
Gross Profit	-

Operating Expenses
General and administrative	32,493
Total Operating Expenses	32,493

Loss from Operations	$(32,493)

Other income (expense)
Interest expense	-
Other	-
Other income (expense), net	-

Net loss and comprehensive loss	$(32,493)

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statements of Changes in Members’ Deficit
Year Ended December 31, 2013

Members’ Deficit

Balance at Inception Date October 4, 2013

Net Loss for the year ended December 31, 2013	$(32,493)

Contributions	109,988

Balance at December 31, 2013	$77,495

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statement of Cash Flows
Year Ended December 31, 2013

For the Period
(Inception of October 4, 2013)
Ended December 31, 2013

Cash flow from operating activities
Net loss	$(32,493)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization
Unpaid interest
Change in operating assets and liabilities:
Accounts receivable
Inventory
Prepaid expenses	(1,685)
Accounts payable	10,000
Accrued Expenses	2,579
Commissions payable
Net cash used in operating activities	(21,599)

Cash flow (used for) provided by investing activities

Cash flow used for financing activities
Capital Contributed	109,988
Member activity
Net cash provided by financing activities	109,988

Net (decrease)/increase in cash	88,389
Cash at beginning of the year	-
Cash at end of the year	$88,389

Supplemental Disclosures:
Interest paid	$--
Income taxes paid	$--

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.
Notes to Financial Statements

1. Nature of Organization and Summary of Significant Accounting Policies

Organization and Nature of Operations

The Company’s sole direction is to provide technology services in the ancillary space of the cannabis industry. The Company is a technology company and does not produce, sell or handle in any manner cannabis products. CannaSys was formed to serve the technology needs of the cannabis industry. As the current cannabis industry grows and gains momentum around the country, technology needs for the industry have been largely under-served. CannaSys’s focus on this niche element of the industry creates many efficient and profitable tools for both industry owners and consumers. The Company was originally formed as a limited liability company on October 4, 2013 as CannaSys, LLC and it converted to a C corporation on June 26, 2014 as CannaSys, Inc.

CannaSys consists of two companies that together serve the entire cannabis industry from grower-wholesaler to end-user via the technologies CannaTrade and CannaCash.

CannaTrade is the technology that will formalize the wholesale marketplace for cannabis and its related products by serving as a mobile and web-based service that licensed producers and retailers can facilitate a market rate based exchange. CannaTrade’s real-time trading platform will be unique to the industry and begin to facilitate the efficient marketplace that will ultimately occur as more states legalize marijuana.

CannaCash will fulfill the need of creating a dynamic gift card program and reward points system for recreational and medical cannabis consumers. The technology program will further assist in allowing retailers the ability to create loyalty programs that can be effectively managed and allow the retailers to reach a broader consumer base. CannaCash is also designed to allow the consumer an efficient way to populate a card with cash value and begin using the points-based rewards program.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has a limited operating history and has suffered operating losses since Inception (October 4, 2013). These factors, among others, may indicate that the Company may be unable to continue as a going concern.

In recent years, we have relied upon our president and certain shareholders to contribute capital to maintain our limited operations .There is no assurance that these loans will continue, or that we will be successful in raising the capital required to continue our operations.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and/or liabilities that might be necessary should we be unable to continue as a going concern. Our continuation as a going concern is dependent upon our ability to meet our obligations on a timely basis, and, ultimately to attaining profitability.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
We consider all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents. We had no financial instruments that qualified as cash equivalents at December 31, 2013.

Fair Value of Financial Instruments

The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments.

The FASB ASC clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. It also requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant levels of inputs as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities.
Level 2:	Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.
Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Earnings (Loss) per Common Share

We report earnings (loss) per share using a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share excludes the impact of common stock equivalents. Diluted earnings (loss) per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At December 31, 2013, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes

We account for income taxes as required by the Income Tax Topic of the FASB ASC, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

We have analyzed filing positions in all of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company has identified its federal tax return and its state tax return in Colorado as “major” tax jurisdictions, as defined. We are not currently under examination by the Internal Revenue Service or any other jurisdiction. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded.

Stock-Based Compensation

Stock-based compensation is accounted for under ASC 718 "Share-Based Payment,” using the modified prospective method. ASC 718 requires the recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. ASC 718 also requires the stock option compensation expense to be recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period).

Fiscal Year-end

The Company operates on a December 31 year-end.

2. Related Party Transactions

During the year ended December 31, 2013, F-Squared Enterprises LLC contributed $7,488 to us for working capital. F-Squared Enterprises LLC is owned 100% by Brandon Jennewine who serves as a managing member of CannaSys. Dan Rogers also contributed $2,500 to the Company and is a related party to the company.

3. Equity Transactions

B44 LLC also contributed $100,000 and is not a related party to the Company.

4. Income Taxes

The Company has incurred net operating losses since inception resulting in a deferred tax asset, which has been fully allowed for; therefore, the net benefit and expense resulted in no income tax provision.

5. Subsequent Events

We have evaluated the effects of all subsequent events through the date the accompanying financial statements were available for use.

On August 15, 2014 the Company entered into an Agreement and Plan of Merger with Thermal Tennis, Inc., a publically held Nevada corporation. As a result of the merger, 100% of the outstanding Common Stock of the Company immediately prior to the closing of the Agreement and Plan of Merger was exchanged for 6,000,000 shares of Thermal Tennis’s Common Stock. At the closing of the merger the board of directors of Thermal Tennis was expanded to two persons and Brandon C. Jennewine was appointed a director, joining Robert R. Deller. Subject to meeting the filing and 10-day advance notice requirements of Rule 14f-1 under the Exchange Act, Mr. Deller will resign as a director, and Daniel J. Rogers will be appointed director. Upon compliance with Regulation 14A of the Exchange Act, Thermal Tennis will amend its articles of incorporation to change its name to CannaSys, Inc. and make other changes to it articles of incorporation as deemed warranted by the board.

Private Placement

On or about August 7, 2014, Thermal Tennis, Inc. issued a total of 1,000,000 unregistered shares of common stock to a total of 20 persons in exchange for $500,000. The proceeds of this offering were delivered to the Company for working capital. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

CannaSys, Inc.

Unaudited Financial Statements for the
Three Months and Six Months Ended June 30, 2014 (unaudited)

CannaSys, Inc.

Balance Sheet
For the Period Ended June 30, 2014

	June 30, 2014	December 31, 2013

Assets

Current Assets
Cash and cash equivalents	$61,468	$88,389
Prepaid expenses	1,700	1,685
Total Current Assets	63,168	90,074

Total Assets	$63,168	$90,074

Liabilities and Members’ Deficit

Current Liabilities:
Accounts payable	$16,105	$10,000
Accrued Expenses	7,024	2,579
Total Current Liabilities	23,129	12,579

Members’ Deficit
Members’ Equity	309,988	109,988
Retained Earnings	61,468	(32,493)
Total Equity	1,700	77,495

Total Liabilities and Members’ Deficit	$63,168	$90,074

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statements of Operations
Three Months Ended March 31, 2014

	For the Three	For the Three
	Months Ended	Months Ended
	March 31, 2014	March 31, 2013

Sales revenue	$-	-
Cost of goods sold	68,206	-
Gross Profit	(68,206)	-

Operating Expenses
Payroll expense	31,273	-
General and administrative	15,242	-
Total Operating Expenses	46,515	-

Loss from Operations	$(114,721)	-

Other income (expense)
Interest expense	-	-
Other	-	-
Other income (expense), net	-	-

Net loss and comprehensive loss	$(114,721)	-

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statements of Operations
Six Months Ended March 31, 2014

	For the Six	For the Six
	Months Ended	Months Ended
	June 30, 2014	June 30, 2013

Sales revenue	$-	-
Cost of goods sold	151,212	-
Gross Profit	(151,212)	-

Operating Expenses
Payroll expense	50,348	-
General and administrative	35,896	-
Total Operating Expenses	86,244	-

Loss from Operations	$(237,456)	-

Other income (expense)
Interest expense	-	-
Other	-	-
Other income (expense), net	-	-

Net loss and comprehensive loss	$(237,456)	-

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.

Statement of Cash Flows
Year Ended December 31, 2013

	For the Six Months
	(Inception of
	October 4, 2013)	For the Six Months
	Ended June 30, 2013	Ended June 30, 2014

Cash flow from operating activities
Net loss	$-	$(237,456)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	-	-
Unpaid interest	-	-
Change in operating assets and liabilities:
Accounts receivable	-	-
Inventory	-	-
Prepaid expenses	-	(15)
Accounts payable	-	6,105
Accrued Expenses	-	4,700
Commissions payable	-	-
Net cash used in operating activities	-	$(226,666)

Cash flow (used for) provided by investing activities	-	-

Cash flow used for financing activities
Capital Contributed	-	200,000
Member activity	-	-
Net cash provided by financing activities	-	200,000

Net (decrease)/increase in cash	-	(26,666)
Cash at beginning of the year	-	177,022
Cash at end of the year	$-	$150,356

Supplemental Disclosures:
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements.

CannaSys, Inc.
Notes to Financial Statements

1. Nature of Organization and Summary of Significant Accounting Policies

Organization and Nature of Operations

The Company’s sole direction is to provide technology services in the ancillary space of the cannabis industry. The Company is a technology company and does not produce, sell or handle in any manner cannabis products. CannaSys was formed to serve the technology needs of the cannabis industry. As the current cannabis industry grows and gains momentum around the country, technology needs for the industry have been largely under-served. CannaSys’s focus on this niche element of the industry creates many efficient and profitable tools for both industry owners and consumers. The company was originally formed on October 4, 2013 as a limited liability company, CannaSys, LLC. The Company converted to a C corporation on June 26, 2014.

CannaSys consists of two companies that together serve the entire cannabis industry from grower-wholesaler to end-user via the technologies CannaTrade and CannaCash.

CannaTrade is the technology that will formalize the wholesale marketplace for cannabis and its related products by serving as a mobile and web-based service that licensed producers and retailers can facilitate a market rate based exchange. CannaTrade’s real-time trading platform will be unique to the industry and begin to facilitate the efficient marketplace that will ultimately occur as more states legalize marijuana.

CannaCash will fulfill the need of creating a dynamic gift card program and reward points system for recreational and medical cannabis consumers. The technology program will further assist in allowing retailers the ability to create loyalty programs that can be effectively managed and allow the retailers to reach a broader consumer base. CannaCash is also designed to allow the consumer an efficient way to populate a card with cash value and begin using the points-based rewards program.

Basis of Preparation

The accompanying unaudited interim condensed financial statements have been prepared on the same basis as the annual audited financial statements and in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial statements. In the opinion of management, such unaudited information includes all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of this interim information. All intercompany transactions have been eliminated in consolidation. Operating results and cash flows for interim periods are not necessarily indicative of results that can be expected for the entire year. The information included in this report should be read in conjunction with our audited financial statements and notes thereto included herein.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has a limited operating history and has suffered operating losses since Inception (October 4, 2013). These factors, among others, may indicate that the Company may be unable to continue as a going concern.

In recent years, we have relied upon our president and certain shareholders to contribute capital to maintain our limited operations .There is no assurance that these loans will continue, or that we will be successful in raising the capital required to continue our operations.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and/or liabilities that might be necessary should we be unable to continue as a going concern. Our continuation as a going concern is dependent upon our ability to meet our obligations on a timely basis, and, ultimately to attaining profitability.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents. We had no financial instruments that qualified as cash equivalents at December 31, 2013.

Fair Value of Financial Instruments

The carrying amounts of cash and current liabilities approximate fair value because of the short-term maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments.

The FASB ASC clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. It also requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant levels of inputs as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities.
Level 2:	Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.
Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The determination of where assets and liabilities fall within this hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Earnings (Loss) per Common Share

We report earnings (loss) per share using a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share excludes the impact of common stock equivalents. Diluted earnings (loss) per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At December 31, 2013, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes

We account for income taxes as required by the Income Tax Topic of the FASB ASC, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

We have analyzed filing positions in all of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company has identified its federal tax return and its state tax return in Colorado as “major” tax jurisdictions, as defined. We are not currently under examination by the Internal Revenue Service or any other jurisdiction. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded.

Stock-Based Compensation

Stock-based compensation is accounted for under ASC 718 "Share-Based Payment,” using the modified prospective method. ASC 718 requires the recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. ASC 718 also requires the stock option compensation expense to be recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period).

Fiscal Year-end

The Company operates on a December 31 year-end.

2. Related Party Transactions

During the year ended December 31, 2013, F-Squared Enterprises LLC contributed $7,488 to us for working capital. F-Squared Enterprises LLC is owned 100% by Brandon Jennewine who serves as a managing member of CannaSys. Dan Rogers also contributed $2,500 to the Company and is a related party to the company.

3. Equity Transactions

B44 LLC also contributed $100,000 to company during the year ended December 31, 2013 and another $100,000 to the company during both the quarter ended March 31, 2014 and during the quarter ended June 30, 2014. B44 LLC is not a related party to the Company.

4. Income Taxes

The Company has incurred net operating losses since inception resulting in a deferred tax asset, which has been fully allowed for; therefore, the net benefit and expense resulted in no income tax provision.

5. Subsequent Events

We have evaluated the effects of all subsequent events through the date the accompanying financial statements were available for use.

On August 15, 2014 the Company entered into an Agreement and Plan of Merger with Thermal Tennis, Inc., a publically held Nevada corporation. As a result of the merger, 100% of the outstanding Common Stock of the Company immediately prior to the closing of the Agreement and Plan of Merger was exchanged for 6,000,000 shares of Thermal Tennis’s Common Stock. At the closing of the merger the board of directors of Thermal Tennis was expanded to two persons and Brandon C. Jennewine was appointed a director, joining Robert R. Deller. Subject to meeting the filing and 10-day advance notice requirements of Rule 14f-1 under the Exchange Act, Mr. Deller will resign as a director, and Daniel J. Rogers will be appointed director. Upon compliance with Regulation 14A of the Exchange Act, Thermal Tennis will amend its articles of incorporation to change its name to CannaSys, Inc. and make other changes to it articles of incorporation as deemed warranted by the board.

Private Placement

On or about August 7, 2014, Thermal Tennis, Inc. issued a total of 1,000,000 unregistered shares of common stock to a total of 20 persons in exchange for $500,000. The proceeds of this offering were delivered to the Company for working capital. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

THERMAL TENNIS, INC.
AND SUBSIDIARIES

THERMAL TENNIS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED BALANCE SHEETS

	Thermal
	Tennis Inc.	CannaSys, Inc.
	June 30,	June 30,	Elimination	Pro Forma
	2014	2014	Entries	Consolidation

ASSETS

CURRENT ASSETS:
Cash	$2,930	$61,468	$-	$64,398
Prepaids	-	1,700	-	1,700

Total Current Assets	2,930	63,168	-	66,098

TOTAL ASSETS	$2,930	$63,168	$-	$66,098

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$10,377	$23,129	$-	$33,506
Accounts payable and accrued expenses-Related parties	44,357	-	-	44,357
Notes payable-Current maturities	72,000	-	-	72,000
Notes payable-Related Parties-Current maturities	102,000	-	-	102,000

Total Current Liabilities	228,734	23,129	-	251,863

Total Liabilities	228,734	23,129	-	251,863

STOCKHOLDERS' DEFICIT:
Capital stock, $.001 par value; 75,000,000 shares authorized;
7,676,000 shares issued and outstanding
at June 30, 2014	1,676	309,988	(303,988)	7,676
Additional paid-in capital	44,828	-	31,680	76,508
Accumulated deficit	(272,308)	(269,949)	272,308	(269,949)

Total Stockholders' Deficit	(225,804)	40,039	-	(185,765)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,930	$63,168	$-	$66,098

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED STATEMENTS OF OPERATIONS

	Thermal
	Tennis Inc.	CannaSys, Inc.
	For the	For the
	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,	Elimination	Pro Forma
	2014	2014	Entries	Consolidation

SALES, Net of Returns, Allowances and Discounts	$-	$-	$-	$-

COST OF SALES	-	-	-	$-

GROSS PROFIT	-	-	-	-

EXPENSES:
General and administrative expenses	22,299	237,456	-	$259,755

TOTAL OPERATING EXPENSES	22,299	237,456	-	259,755

LOSS BEFORE OTHER (EXPENSE) AND INCOME TAXES	(22,299)	(237,456)	-	(259,755)

OTHER (EXPENSE)
Gain on forgiveness of debt	11,956	-	-	11,956
Interest expense	(3,331)	-	-	(3,331)
Interest expense-Related parties	(5,058)	-	-	(5,058)

Total other (expense)	3,567	-	-	3,567

LOSS BEFORE INCOME TAXES	(18,732)	(237,456)	-	(256,188)

PROVISIONS FOR INCOME TAXES	-	-	-	-

NET LOSS	$(18,732)	$(237,456)	$-	$(256,188)

BASIC LOSS PER SHARE	$(0.01)	$(0.04)		$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	1,676,000	6,000,000		7,676,000

  The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT
For the Years Ended December 31, 2013 and 2012

			Additional
	Capital Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

BALANCE, December 31, 2011	1,676,000	$1,676	$37,328	$(146,784)	$(107,780)

Contribution of rent expense	-	-	3,000	-	3,000

Net loss for the year ended December 31, 2012	-	-	-	(59,719)	(59,719)

BALANCE, December 31, 2012	1,676,000	1,676	40,328	(206,503)	(164,499)

Contribution of rent expense	-	-	3,000	-	3,000

Net loss for the year ended December 31, 2013	-	-	-	(47,073)	(47,073)

BALANCE, December 31, 2013	1,676,000	$1,676	$43,328	$(253,576)	$(208,572)

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,732)	$(237,456)
Adjustments to reconcile net loss to net cash (used)/provided in operating activities:
Contribution of rent expense by a related party	3,000	3,000
Changes in assets and liabilities:
Decrease in accounts receivable	819	315
(Increase) decrease in prepaids	458	(13)
Increase in accrued expenses-Related parties	10,303	8,084
Increase in accounts payable and accrued expenses	8,873	4,242

Net cash (used) by operating activities	4,721	(221,828)

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in notes payable	15,000	20,000
Increase in notes payable-Related parties	10,000	20,000

Net cash provided by financing activities	25,000	40,000

Net increase (decrease) in cash	29,721	(181,828)

CASH AT BEGINNING PERIOD	1,759	5,850

CASH AT END OF PERIOD	$31,480	$(175,978)

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes	$-	$-

Cash paid for interest expense	$-	$-

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS, INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Pro-Forma
June 30, 2014

Note 1-Consolidated Financial Statement Presentation

The consolidated financial statements presented here of Thermal Tennis, Inc., a Nevada corporation, and Subsidiaries, (the “Company”), have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Thermal Tennis Inc. and the financial statements of CannaSys, Inc., a Colorado corporation which was originally formed as CannaSys, LLC on October 4, 2013, for the period presented. CannaSys, LLC converted to CannaSys, Inc. on June 26, 2014.

In accordance with U.S. GAAP, the Acquisition will be accounted for as a reverse recapitalization, equivalent to the exchange of common shares by Thermal Tennis Inc. for the shares of CannaSys, Inc. accompanied by a recapitalization. The Company will be the legal acquirer but, for accounting purposes, Cannasys, Inc. will be treated as the accounting acquirer.

Note 2-Significant Accounting Policies

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Thermal Tennis Inc.’s audited financial statements as of and for the year ended December 31, 2013 and CannaSys, Inc.’s audited financial statements as of December 31, 2013 and for the period from inception through December 31, 2013. Management has determined that no material adjustments are necessary to conform to the Company’s financial statements to the accounting policies used by CannaSys, Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

Goodwill

Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. In accordance with paragraph 350-20-35-1 of the FASB Accounting Standards Codification for goodwill is not amortized. The Company periodically, at least on an annual basis, reviews goodwill, considering factors such as projected cash flows and revenue and earnings multiples, to determine whether the carrying value of the goodwill is impaired. If the goodwill is deemed to be impaired, the difference between the carrying amount reflected in the financial statements and the estimated fair value is recognized as an expense in the period in which the impairment occurs. There was no impairment of goodwill.

Note 3-Share Exchange Transaction

On August 15, 2014 CannaSys, Inc. entered into an Agreement and Plan of Merger with the Company. As a result of the merger, 100% of the outstanding Common Stock of CannaSys, Inc. immediately prior to the closing of the Agreement and Plan of Merger was exchanged for 6,000,000 shares of the Company’s Common Stock. At the closing of the merger the board of directors of the Company was expanded to two persons and Brandon C. Jennewine was appointed a director, joining the incumbent director Robert R. Deller. Subject to meeting the filing and 10-day advance notice requirements or Rule 14f-1 under the Exchange Act, Mr. Deller will resign as a director, and Daniel J. Rogers will be appointed director. Upon compliance with Regulation 14A of the Exchange Act, the Company will amend its articles of incorporation to change its name to CannaSys, Inc. and make other changes to it articles of incorporation as deemed warranted by the board.

For financial reporting purposes, the transaction will be accounted for as a “reverse Share Exchange” rather than a business combination, because the Cannasys, Inc. stockholders effectively control the combined companies immediately following the transaction. As such, Cannasys Inc. is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition by the Company. Accordingly, the assets and liabilities and the historical operations that will be reflected in the Company’s ongoing financial statements will be those of the Cannasys, Inc. and will be recorded at the historical cost basis of the Company. All of the Company’s assets and liabilities were split off as part of the transaction and results of operations will be those of the Company after consummation of the transaction. The Company’s historic capital accounts and retained earnings will be retroactively adjusted to reflect the equivalent number of shares issued by it in the transaction while the Company’s historical retained earnings will be carried forward. The historical financial statements of the Company before the transaction will be replaced with the historical financial statements of Cannasys, Inc. before the transaction in all future filings with the Securities and Exchange Commission, or SEC. The Share Exchange is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Note 4-Earnings Per Share

The pro forma weighted average shares outstanding gives effect to the issuance of 6,000,000 shares of common stock in connection with the Share Exchange as if it occurred at the beginning of the periods presented.

Note 5-Subsequent Events

Debt Conversion

The note holders of Thermal Tennis converted the principal and accrued interest due to them as of June 30, 2014 into 901,676 of common shares of the reorganized Company. This represents $174,000 in principal and $51,419 in accrued interest. The issuance of these shares did not involve a public offering, and the shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Private Placements

On or about August 7, 2014, the Company issued a total of 100,000 unregistered shares of common stock to two accredited investors for $25,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 675,000 unregistered shares of common stock to a total of five persons as bonuses for services rendered to the Company. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 45,412 unregistered shares of common stock to a total of three persons for $22,706. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 1,000,000 unregistered shares of common stock to a total of 20 persons for $500,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CANNASYS, INC.

These Amended and Restated Articles of Incorporation of CannaSys, Inc. (hereinafter referred to as the “Corporation”), have been duly adopted in accordance with Section 78.403 of the Nevada Revised Statutes.

Article I
Name

The name of the Corporation shall be CannaSys, Inc.

Article II
Duration

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

Article III
Purposes and Powers

The Corporation is organized to engage in any and all lawful purposes, activities, and pursuits for which corporations may be organized under laws of the state of Nevada and to exercise all powers allowed or permitted thereunder.

Article IV
Authorized Shares

The Corporation shall have the authority to issue 80,000,000 shares, of which 75,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”), and 5,000,000 shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”). Shares of any class of stock may be issued, without stockholder action, in one or more series, as may from time to time be determined by the board of directors. The board of directors is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Nevada Revised Statutes, to:

(a) designate, in whole or in part, the voting powers, preferences, limitations, restrictions, and relative rights of any class of shares before the issuance of any shares of that class;

(b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the voting powers, preferences, limitations, restrictions, and relative rights of the series, all before the issuance of any shares of that series; or

(c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.

The allocation between the classes or among the series of each class of unlimited voting rights and the right to receive the Corporation’s net assets upon dissolution shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation’s bylaws, or in any amendment hereto or thereto, shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the board of directors, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the Corporation’s net assets upon dissolution.

Article V
Board of Directors

The Corporation’s business and affairs shall be managed and controlled by or under the direction of the board of directors, which may exercise all powers of the Corporation and do all lawful acts and things as are not by law or by these articles of incorporation directed or required to be exercised or done by the Corporation’s stockholders. In addition, the following provisions shall apply:

(a) The number of directors shall not be less than one or more than nine, with the exact number of directors to be fixed from time to time only by the vote of a majority of the entire board of directors. No decrease in the number of directors shall shorten the term of any incumbent director.

(b) Notwithstanding the provisions of the foregoing paragraph, whenever the holders of any class or series of stock shall have the right, voting as a class or series or otherwise, to elect directors, the then-authorized number of directors shall be increased by the number of the additional directors to be so elected, and the holders of such stock shall be entitled, as a class or series or otherwise, to elect such additional directors. Any directors so elected shall hold office until their rights to hold that office terminate pursuant to the provisions of such stock. The provisions of this paragraph shall apply notwithstanding the maximum number of directors hereinabove set forth.

(c) The board of directors may, by the vote of a majority of the entire board, prescribe qualifications of candidates for the office of director of the Corporation, but no director then in office shall be disqualified from office as a result of the adoption of such qualification.

(d) The term of office of each director shall expire at the annual meeting of the stockholders and when his respective successor is elected and has qualified. At each annual election, the directors chosen to succeed those whose terms then expire shall be elected for a term expiring at the next succeeding annual meeting and when their respective successors are elected and have qualified.

(e) At a meeting of stockholders called expressly for that purpose, one or more members of the board (including the entire board) may be removed, with or without cause, by the holders of two-thirds of the shares then entitled to vote at an election of directors.

(f) Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office though less than a quorum, and each director so chosen shall hold office for the unexpired term to which elected and until his successor is elected and qualified or until his earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by law.

Article VI
Limitation on Liability of Directors and Officers

To the full extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.

Article VII
Indemnification of Officers, Directors, and Others

(a) The Corporation shall indemnify each director and officer of the Corporation and his respective heirs, administrators, and executors against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which he may be made a party by reason of the fact that he is or was a director or officer of the Corporation, to the full extent permitted by the laws of the state of Nevada now existing or as such laws may hereafter be amended. The expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

(b) The Corporation may, at the discretion of the board of directors, indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the Corporation’s request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the Corporation’s best interests, except that no indemnification shall be made respecting any claim, issue, or matter as to which such a person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Article VIII
Transactions with Officers and Directors

No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, or association in which one or more of its directors or officers are directors or officers or are financially interested, is either void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the board of directors, or a committee thereof, that authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if the circumstances specified in any of the following paragraphs exist:

(a) the fact of the common directorship or financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such common or interested director or directors;

(b) the fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or

(c) the contract or transaction is fair as to the Corporation at the time it is authorized or approved.

Article IX
Meetings of Stockholders

Subject to the rights of the holders of any series of Preferred Stock, special meetings of the Corporation’s stockholders may be called only by the board of directors pursuant to a resolution duly adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies. At any annual meeting or special meeting of the Corporation’s stockholders, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the bylaws.

Article X
No Limitations on Voting Rights

To the extent permissible under the applicable law of any jurisdiction to which the Corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of stockholders, the location of offices or facilities, or any other item, the Corporation elects not be governed by the provisions of any statute that: (a) limits, restricts, modifies, suspends, terminates, or otherwise affects the rights of any stockholder to cast one vote for each share of stock registered in the name of such stockholder on the Corporation’s books, without regard to whether such shares were acquired directly from the Corporation or from any other person and without regard to whether such stockholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of stock of the Corporation issued and outstanding; or (b) grants to any stockholder the right to have his stock redeemed or purchased by the Corporation or any other stockholder of the Corporation. Without limiting the generality of the foregoing, the Corporation expressly elects not to be governed by or be subject to the provisions of Sections 78.378 through 78.3793 of the Nevada Revised Statutes or any similar or successor statutes adopted by any state that may be deemed to apply to the Corporation from time to time.

Article XI
Acquisition of Controlling Interest

The provisions of the Nevada Revised Statutes Sections 78.378 et seq. pertaining to the acquisition of a controlling interest of the issued and outstanding shares of the Corporation shall not be applicable to the acquisition of a controlling interest of the securities of the Corporation. This election is made in accordance with the provisions of Section 78.378 of the Nevada Revised Statutes.

Article XII
Amendments

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these Articles of Incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

Article XIII
Adoption or Amendment of Bylaws

The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the Corporation’s affairs not inconsistent with the laws of the state of Nevada now or hereafter existing.

___________________________________

The foregoing Amended and Restated Articles of Incorporation were adopted by resolution of the Corporation’s board of directors and the holders of a majority of the Corporation’s issued and outstanding common on August 25, 2014, pursuant to the Nevada Revised Statutes. The Corporation has only one class of shares issued and outstanding, that being Common Stock. The number of shares of Common Stock issued and outstanding and entitled to vote on August 25, 2014, the record date for consideration of the restated articles was 10,398,088. By executing these Amended and Restated Articles of Incorporation, the president and the secretary do hereby certify that on _______________, 2014, the foregoing amendments were authorized and approved pursuant to Section 78.390 of the Nevada Revised Statutes. The undersigned affirms and acknowledges, under penalties of perjury, that the foregoing instrument is his act and deed and that the facts stated herein are true.

DATED this _____ day of ____________________, 2014.

CANNASYS, INC.

By:		By:
	Brandon C. Jennewine, President		Daniel J. Rogers, Secretary

STATE OF	_____________________)
	:	ss.
COUNTY OF	_____________________)

On this _____ day of ____________________, 2014, personally appeared before me, the undersigned, a notary public, Brandon C. Jennewine and Daniel J. Rogers, who being first duly sworn, declared they are the president and secretary, respectively, of CannaSys Inc., acknowledged that they signed the foregoing Amended and Restated Articles of Incorporation, and verified that the statements contained therein are true.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

_______________________________________
NOTARY PUBLIC